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                               WAIVER AND RELEASE

This Agreement is entered into as of May 10, 2006 by Jeffrey A. Jonas and Atlantis Capital Inc., 1 Tilden Place, Norwood, NJ 07648 (collectively the "Holder") in favor of REIT AMERICAS INC, a Maryland Corporation ("BORROWER"), and REIT AMERICAS INC, a Maryland Corporation ("BORROWER") in favor of Jeffrey
A. Jonas and Atlantis Capital Inc., 1 Tilden Place, Norwood, NJ 07648 (collectively the "Holder") with respect to the following:


                  A. Holder and Borrower have entered into that certain Promissory Note dated as of September, 2005 (the "NOTE"). Capitalized terms used but not defined in this Agreement shall have the meanings given them in the Note.

                  B. Holder desires to have an early termination of the Note.

                  C. Subject to the terms and conditions set forth herein, Borrower is willing to accommodate the Holder's desire for an early termination.

                  NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

         1. EARLY TERMINATION. On the terms and subject to the conditions of this Agreement, Borrower hereby agrees to an early termination of the Note..

         2. SATISFACTION OF NOTE. Holder acknowledges, that upon receipt of payment of the sum of $50,000 from Borrower plus accrued interest on the date of the Note through the date hereof, full payment of the indebtedness and satisfaction of the Note has occurred. Holder further consents to Borrower being able to rely on the satisfaction set forth herein.

         3. RELEASE. Each party hereby remises, releases, and forever discharges the other and Dawson James Securities, Inc, their affiliates, subsidiaries, officers, directors, employees and agents of and from all, and all manner of, actions, causes of action, suits, proceedings, debts, dues, contracts, judgments, damages, claims, and demands whatsoever in law or equity, which the Holder ever had, now has, or which its successors or assigns, hereafter can, shall, or may have for or by reason of any matter, cause, or thing whatsoever, arising from the Holder's participation in the Private Placement Offering of the Borrower dated September 2005 (the "Private Placement Offering"), the Note, the Registration Rights Agreement, the Subscription Agreement and the Warrant (collectively referred to as the "Transaction Documents") and any other documents arising from the foregoing private placement transaction.


         4. WAIVER. Holder hereby waives all rights of any kind arising from the Private Placement Offering, including but not limited to any and all obligations of the Borrower under any of the Transaction Documents, and Holder hereby acknowledges that all such Transaction Documents are hereby canceled in full and shall be considered void ab initio with neither party having any liability or obligation hereafter to the other.

         5. MISCELLANEOUS.


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                        (a) COUNTERPARTS. This Agreement may be executed in one
or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                        (b) GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Florida. Each party hereby consents that any and all actions or controversies arising under this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts located in Palm Beach County, Florida.

                        (c) JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AGREEMENT.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.



                                     HOLDER


                                     By       /S/ JEFFREY A. JONAS
                                         -------------------------------------
                                     Name:   JEFFREY A. JONAS
                                          ------------------------------



                                     REIT AMERICAS, INC., a Maryland
                                     corporation


                                     By:     /S/  JAMES R. SELLERS
                                           -----------------------------------
                                     Name:     James R. Sellers


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